SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2005

Collins Industries, Inc.

(Exact name of Registrant as Specified in its Charter)

Missouri	0-12619	43-0985160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Compound Drive, Hutchinson, KS	67502
(Address of principal executive offices)	Zip Code

Registrant's telephone, including area code: (620) 663-5551

Not Applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 - AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR.

On January 4, 2005, Collins Industries, Inc. Board of Directors amended Article IX of the Articles of Incorporation and Article XII of the Bylaws of the Corporation, Section 8 of Article II of the Bylaws of the Corporation to clarify and permit electronic and phone voting of proxies. Exhibit 3.1 of this Form 8-K contains Collins Industries, Inc.'s Bylaws as amended through January 4, 2005.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 3.1 Amendmended Bylaws of Collins Industries, Inc. as of January 4, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

COLLINS INDUSTRIES, INC.

Date: January 10, 2005	By:	\s\ LARRY W. SAYRE
	Name:	Larry W. Sayre
	Title:	Vice President of Finance and Chief Financial Officer
(Signing on behalf of the registrant and as principal accounting officer)

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